UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2022

ICHOR HOLDINGS, LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37961	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3185 Laurelview Ct.

Fremont, California 94538

(Address of principal executive offices, including Zip Code)

(510) 897-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.0001	ICHR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§ 240.12b‑2 of this chapter).

Emerging Growth Company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07  Submission of Matters to a Vote of Security Holders

On May 24, 2022, Ichor Holdings, Ltd. (the “Company”) held its 2022 Annual General Meeting of Shareholders (the “Annual Meeting”) in Fremont, California. A total of 26,563,485 outstanding ordinary shares of the Company were represented by proxy at the Annual Meeting. The final voting results for each of the items submitted to a shareholder vote at the Annual Meeting are set forth below.

1.

To elect Wendy Arienzo, Marc Haugen, and Sarah O’Dowd, Class III directors, to hold office in accordance with the terms of the Company’s amended and restated memorandum and articles of association (“Memorandum and Articles”) until the Company’s annual general meeting to be held in 2025 or until their respective successors are duly elected and qualified:

Director Nominee	For	Withhold	Broker Non-Votes
Marc Haugen	23,656,166	435,601	2,471,718
Wendy Arienzo	17,770,049	6,321,718	2,471,718
Sarah O'Dowd	23,944,863	146,904	2,471,718

2.

Special resolution to amend the Memorandum and Articles to declassify the Board of Directors of the Company (the “Board”), providing for the annual election of all directors beginning with the annual general meeting to be held in 2025:

For	Against	Abstain	Broker Non-Votes
24,060,414	20,974	10,379	2,471,718

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers (“say-on-pay”):

For	Against	Abstain	Broker Non-Votes
21,280,628	2,720,540	90,599	2,471,718

4.	To establish, on an advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers (“say-on-frequency”):

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
22,817,279	43,459	1,160,754	70,275	2,471,718

5.	The ratification of the appointment of KPMG LLP as the Company’s independent public accounting firm for the fiscal year ending December 30, 2022:

For	Against	Abstain
26,349,295	185,696	28,494

Consistent with the recommendation of the Board and the vote of shareholders, the Company will hold future advisory votes on named executive officer compensation on an annual basis

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ICHOR HOLDINGS, LTD.

Date: May 25, 2022	/s/ Larry J. Sparks
Name: Larry J. Sparks
Title: Chief Financial Officer